Exhibit 10.16

GEMPHIRE THERAPEUTICS INC.

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT AND CONVERTIBLE PROMISSORY NOTES

THIS FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT AND CONVERTIBLE PROMISSORY NOTES (this “Amendment”) is made effective as of this 10th day of December, 2015 (the “Amendment Date”), by and among GEMPHIRE THERAPEUTICS INC., a Delaware corporation (the “Company”), and the purchasers of the Company’s Convertible Promissory Notes identified on the signature page attached hereto (the “Purchasers”).

BACKGROUND

The Company and the Purchasers entered into that certain Note Purchase Agreement dated as of July 31, 2015 (the “Purchase Agreement”). Pursuant to the terms and conditions of the Purchase Agreement, the Company issued those certain Convertible Promissory Notes (collectively, the “Notes”, and each a “Note”) to the Purchasers. The Company and the Purchasers now wish to amend the Purchase Agreement and the Notes as provided herein.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree to amend the Purchase Agreement and the Notes as follows:

TERMS AND CONDITIONS

1.                                      AMENDMENT TO BACKGROUND SECTION OF THE PURCHASE AGREEMENT. The first sentence in the Background section of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“The Purchasers desires to lend to the Company, and the Company desires to borrow from the Purchasers, up to $6,000,000 (or such higher amount as the Board of Directors of the Company shall determine, the “Total Amount”) in the manner and upon the terms and conditions hereinafter set forth.”

2.                                      SECTION 1.1 OF THE PURCHASE AGREEMENT. Section 1.1 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“The Company agrees to sell, and each of the Purchasers agrees to purchase, the Company’s Convertible Subordinated Promissory Notes (each, without distinction, a “Note” and, collectively, the “Notes”) in the original principal amounts for each Purchaser appearing beside such Purchaser’s name on EXHIBIT A, attached hereto (for each Purchaser, the “Principal Amount”). The obligations of the Purchasers hereunder to purchase the Notes are several and not joint. Each Note issued prior to the Amendment Date shall be substantially in the form attached hereto as EXHIBIT B-1 (as amended by this Amendment), and each Note issued on or after the Amendment Date shall be

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substantially in the form attached hereto as EXHIBIT B-2, and in either case will be convertible, on the terms and conditions set forth in such Note, into shares of the Company’s convertible preferred stock, upon the first closing of the Company’s next issued series of convertible preferred stock (the “Qualified Financing”) or into shares of the Company’s common stock upon the closing of a Change in Control (as defined below) or a transaction resulting in the Company’s stockholders holding securities listed on a national securities exchange (including an initial public offering) (a “Public Transaction”). The shares issued upon conversion of the Notes in the Qualified Financing shall be the same type and series of stock and have the rights, preferences and privileges to be established upon issuance of the stock in the Qualified Financing (the “Qualified Financing Shares”). To the extent that purchasers of the Qualified Financing Shares shall have any contractual rights, preferences and privileges, the Company shall cause such rights to inure to the benefit of the Purchasers upon issuance of the Qualified Financing Shares. Each Note shall bear interest at a per annum rate of 8.0%, compounded annually.”

3.                                      AMENDMENT TO SECTION 1.2(B)  OF THE PURCHASE AGREEMENT.  Section 1.2(b) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“(b) The first such Closing (the “First Closing”) took place on July 31, 2015. The Notes issued in the First Closing were issued to the Purchasers in the principal amount shown for each Purchaser with respect to the First Closing on EXHIBIT A, attached hereto (the “Schedule of Purchasers”).”

4.                                      AMENDMENT TO SECTION 1.2(C) OF THE PURCHASE AGREEMENT. The first sentence of Section 1.2(c) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“For a period of one hundred and fifty (150) days following the First Closing, subject to one (1) ninety-day extension approved by the Company’s Board of Directors, to the extent that (i) Purchasers already party to this Agreement (at the time determined, the “Existing Purchasers”), and/or (ii) additional Purchasers (the “Additional Purchasers”), which Additional Purchasers and/or Existing Purchasers agree by execution of a counterpart of this Agreement to purchase Notes, up to a balance of the Total Amount, the Company may hold additional Closings with respect to the purchase of such Notes (each a “Subsequent Closing”); provided, however, that the aggregate purchase price of Notes issued at the First Closing and all of the Subsequent Closings may not exceed the Total Amount unless otherwise approved by the Board of Directors of the Company.”

5.                                      ADDITION OF SECTION 1.5 TO THE PURCHASE AGREEMENT. The following paragraph is hereby added to as a new Section 1.5 to the Purchase Agreement:

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“1.5 CONVERSION UPON CHANGE IN CONTROL OR PUBLIC TRANSACTION. In the event the Company closes (a) on the sale of all or substantially all of its assets or stock, or merges, consolidates or consummates any other business combination transaction resulting in the holders of capital stock of the Company immediately before such transaction holding less than 50% of the capital stock of the surviving entity in such transaction (a “Change in Control”) or (b) a Public Transaction prior to the occurrence of the Qualified Financing, then one hundred percent (100%) of the outstanding principal balance plus all accrued but unpaid interest on each Note (the “CIC / IPO Note Value”) shall automatically convert immediately prior to the closing of such transaction into that number of fully paid and non-assessable shares of Common Stock determined by dividing the CIC / IPO Note Value by $2.15, rounded to the nearest whole share.”

6.                                      AMENDMENT TO EXHIBIT B TO THE PURCHASE AGREEMENT.  EXHIBIT B to the Purchase Agreement is hereby renumbered as EXHIBIT B-1.

7.                                      ADDITION OF NEW EXHIBIT B-2 TO THE PURCHASE AGREEMENT. A new EXHIBIT B-2 to the Purchase Agreement is hereby attached to the Purchase Agreement in the form attached hereto as EXHIBIT B-2.

8.                                      AMENDMENT TO FIRST PARAGRAPH OF THE NOTES.  The second sentence of each existing Note is hereby deleted and replaced with the following:

“The outstanding principal of, and accrued interest on, this Note shall, subject to Section 2 below, be payable on demand at any time as of the first to occur of any of the following events (each a “Payoff Event”): (a) December 31, 2016; (b) the Company sells all or substantially all of its assets or stock, or merges, consolidates or consummates any other business combination transaction resulting in the holders of capital stock of the Company immediately before such transaction holding less than 50% of the capital stock of the surviving entity in such transaction (a “Change in Control”); (c) the Company completes a transaction which results in the Company’s stockholders holding securities listed on a national securities exchange, including an initial public offering (a “Public Transaction”); or (d) the closing of the Company’s next convertible preferred stock financing (the “Qualified Financing”); provided, however, that in the event of a Change in Control, a Public Transaction or the Qualified Financing, the outstanding principal amount of, and accrued but unpaid interest on, this Note shall be payable only in the form of conversion of this Note into that number and type of shares issued in the Qualified Financing or the Company’s Common Stock, as determined pursuant to Section 2 below.”

9.                                      AMENDMENT TO SECTION 2(B) OF THE NOTES.  Section 2(b) of each existing Note is hereby deleted and replaced with the following:

“(b) Conversion upon Change in Control or Public Transaction. If at any time prior to the Qualified Financing, the Company’s Board of Directors approves

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a Change in Control or a Public Transaction, then immediately prior to the closing of such transaction, (i) One Hundred Percent (100%) of the outstanding principal balance of, plus (ii) the accrued but unpaid interest on, this Note (collectively, the “CIC / IPO Note Value”) shall automatically convert into that number of fully paid and non-assessable shares of the Company’s Common Stock determined by dividing the CIC / IPO Note Value by $2.15, rounded to the nearest whole share.”

10.                               AMENDMENT TO SECTION 2(C) OF THE NOTES. Section 2(c) of each existing Note is hereby deleted and replaced with the following:

“(b) In the event a Qualified Financing, Change in Control or Public Transaction has not occurred by December 31, 2016, the Company and the Holder will negotiate in good faith the conversion of this Note into a new round of stock.”

11.                               NOTICE TO TRANSFEREES. Each Purchaser hereby covenants and agrees to provide any transferee of such Purchaser’s Note with a copy of this Amendment.

12.                               CONSTRUCTION. Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Purchase Agreement. The terms of this Amendment amend and modify the Purchase Agreement and each Note, as if fully set forth in the Purchase Agreement and each Note. If there is any conflict between the terms, conditions and obligations of this Amendment and the Purchase Agreement or the Notes, this Amendment’s terms, conditions and obligations shall control. All other provisions of the Purchase Agreement and the Notes not specifically modified by this Amendment are preserved.

13.                               COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

14.                               FACSIMILE SIGNATURE. This Amendment may be executed by facsimile or .pdf signature.

SIGNATURES ON THE FOLLOWING PAGE

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IN WITNESS WHEREOF, this First Amendment to Note Purchase Agreement and Convertible Promissory Notes is made effective as of the date first set forth above.

THE COMPANY:

GEMPHIRE THERAPEUTICS INC.

By:	/s/ Mina Sooch
Name:	Mina P. Sooch
Title:	President and Chief Executive Officer

THE INVESTORS:

The Charles L. Bisgaier Trust		/s/ Edward Lowenschuss
Dated November 8, 2000		Edward Lowenschuss

/s/ Charles Bisgaier
Name:	Charles Bisgaier	W3 Holdings, Inc.
Its:	Trustee

		Name:	Kevin Williams
		Its:	President
The Margaret M. McShane
Revocable Trust

/s/ Margaret McShane		Arvinder S. Sooch Trust Dated
Name:	Margaret McShane	September 20, 2006
Its:	Trustee
/s/ Arvinder Sooch
		Name:	Arvinder Sooch
		Its:	Trustee
/s/ Tushar Amin
Tushar Amin
Trust for Rohan S. Sandhu

/s/ Andy Sassine		/s/ XXX S. Sandhu
Andy Sassine		Name:
		Its:	Trustee

/s/ Randall Rabourn
Randall Rabourn

[SIGNATURE PAGE TO FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT AND CONVERTIBLE GEMPHIRE THERAPEUTICS INC.

Glenn D. Steeg Trust
R. Lawerence Leigh Trust
/s/ Glenn Steeg
Name:	Glenn Steeg	/s/ R. Lawerence Leigh
Its:	Trustee	Name:	R. Lawerence Leigh
		Its:	Trustee

Patrick J. Mullen
Ravinder S. Sandhu &
Amy K. Gill-Sandhu
Robert F. Schoeni & Gretchen
Spreitzer		/s/ Ravinder S. Sandhu
Ravinder S. Sandhu
/s/ Robert F. Schoeni
Robert F. Schoeni		/s/ Amy K. Gill-Sandhu
Amy K. Gill-Sandhu
/s/ Gretchen Spreitzer
Gretchen Spreitzer
Eric Adamy Trust

Daybreak Investments, LLC
		Name:	Eric Adamy
/s/ Nathaniel Dalton		Its:	Trustee
Name:	Nathaniel Dalton
Its:	Manager	/s/ Christopher Gutek
Christopher Gutek

Allen Batteau & Susan R. Miller		Trout Creek Ventures, LP
By: Trout Creek Ventures MGMT

Allen Batteau		/s/ Paul D’Amato
		Name:	Paul D’Amato
		Its:	Managing Director
Susan R. Miller

Western Michigan University Research Foundation acting on behalf of Biosciences Research & Commercialization Center (BRCC)

William H. Johnson

Amherst Fund II, LLC		/s/ Patti VanWalBeck
		Name:	Patti VanWalBeck
/s/ Matt Turner
Name:	Matt Turner
Its:	President

[SIGNATURE PAGE TO FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT AND CONVERTIBLE GEMPHIRE THERAPEUTICS INC.

/s/ Charles Stoddard		Mark A. Murray Trust dated
Charles Stoddard		January 23, 2015

Robert Sigler		Name:	Mark A. Murray
		Its:	Trustee

/s/ Jatinder-Bir Sandhu /s/ Roop Sandhu
Jatinder-Bir Sandhu & Roop
Sandhu		Christopher Branoff Trust U/A/D
6-26-2000

/s/ Christopher Branoff
		Name:	Christopher Branoff
		Its:	Trustee

/s/ Michele C. Johnson
Marianne Johnson
Trust for Rajan S. Sandhu
Detroit Innovate Fund I, L.P.
/s/ XXX S. Sandhu
Name:
Its:	Trustee	Name:	Martin Dober
		Its:	Vice President

Chain S. Sandhu IRRV Trust for Children of Jasdeep S. Sandhu		BWA Gemphire Investment Group, LLC

/s/ Chain Sandhu		/s/ Kenneth Kousky
Name:	Chain S. Sandhu	Name:	Kenneth Kousky
Its:	Trustee	Its:	Program Director

P. Kent Hawryluk Revocable Trust
Chain S. Sandhu IRRV Trust for Children of Jatinder-Bir S. Sandhu
/s/ P. Kent Hawryluk
/s/ Chain Sandhu		Name:	P. Kent Hawryluk
Name:	Chain S. Sandhu	Its:	Trustee
Its:	Trustee
Grand Angels Venture Fund II, LLC
/s/ Chain Sandhu
Chain S. Sandhu		/s/ Jody D. Vanderwel
		Name:	Jody D. Vanderwel
		Its:	Managing Partner

[SIGNATURE PAGE TO FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT AND CONVERTIBLE GEMPHIRE THERAPEUTICS INC.

EXHIBIT B-2
FORM OF NOTE ISSUED AFTER AMENDMENT DATE

THIS NOTE AND ANY SECURITIES THAT MAY BE ISSUED UPON THE CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW. NEITHER THIS NOTE OR SUCH SECURITIES, NOR ANY PORTION HEREOF OR INTEREST THEREIN, MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE ISSUER SHALL HAVE RECEIVED, AT THE EXPENSE OF THE HOLDER HEREOF, EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE ISSUER (WHICH MAY INCLUDE, AMONG OTHER THINGS, AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER).

GEMPHIRE THERAPEUTICS INC.

CONVERTIBLE SUBORDINATED PROMISSORY NOTE

U.S. $[APPLICABLE PRINCIPAL AMOUNT]	, 201

FOR                       VALUE RECEIVED, GEMPHIRE THERAPEUTICS INC., a Delaware corporation (the “Company”), hereby promises to pay [NAME OF PURCHASER], whose address is [ADDRESS OF PURCHASER] (the “Purchaser”; together with any permitted successor holder hereof, the “Holder”), the principal sum of U.S. $[APPLICABLE PRINCIPAL AMOUNT], together with interest thereon, accruing from the date hereof at a per annum rate of 8.0%, compounded annually. The outstanding principal of, and accrued interest on, this Note shall, subject to Section 2 below, be payable on demand at any time as of the first to occur of any of the following events (each a “Payoff Event”): (a) December 31, 2016; (b) the Company sells all or substantially all of its assets or stock, or merges, consolidates or consummates any other business combination transaction resulting in the holders of capital stock of the Company immediately before such transaction holding less than 50% of the capital stock of the surviving entity in such transaction (a “Change in Control”); (c) the Company completes a transaction which results in the Company’s stockholders holding securities listed on a national securities exchange, including an initial public offering (a “Public Transaction”); or (d) the closing of the Company’s next convertible preferred stock financing (the “Qualified Financing”); provided, however, that in the event of the Change in Control, a Public Transaction or the Qualified Financing, the outstanding principal amount of, and accrued but unpaid interest on, this Note shall be payable only in the form of conversion of this Note into that number and type of shares issued in the Qualified Financing or the Company’s Common Stock, as determined pursuant to Section 2 below.

If paid in cash, the Company shall pay this Note in lawful money of the United States at the address of the Purchaser or at such other address of which the Holder shall have notified the Company in writing.

EXHIBIT B-2-1

For purposes of this Note, the term “Affiliate” shall mean: (a) for purposes of any Holder that is an individual, (i) the ancestors, descendants, spouse or private, tax-exempt foundation of such Holder, (ii) a trust, partnership, limited liability company, custodianship or other fiduciary account for the benefit of such Holder and/or such private foundation, ancestors, descendants or spouse; (b) for purposes of any Holder that is not an individual, (i) any person controlled by, or under the control of, the Holder, or (ii) any member, stockholder, partner or other equity holder of such Holder that is an “accredited investor”, as that term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act.

This Note is issued pursuant to the terms of that certain Note Purchase Agreement, dated as of July 31, 2015, as amended (the “Note Purchase Agreement”), among the Company and, among others, the Holder and is entitled to the benefit thereof. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Note Purchase Agreement.

The following is a statement of the rights of the Holder under this Note and the conditions to which this Note is subject, to which the Holder, by acceptance of this Note, agrees:

1.                                      OPTIONAL PREPAYMENT. The Company may not prepay this Note at any time prior to the occurrence of a Payoff Event; provided, however, that the Company may prepay this Note, in whole or in part, at any time after a Payoff Event, without premium or penalty. Any such prepayment shall be first applied to accrued but unpaid interest and then to principal.

2.                                      CONVERSION.

(a)                                        Premium Conversion to Shares. Upon the occurrence of the Qualified Financing, (i) One Hundred and Fifteen Percent (115%) of the outstanding principal balance of, plus (ii) the accrued but unpaid interest on, this Note (collectively, the “Note Value”) shall automatically convert into that number of fully paid and non-assessable shares issued in the Qualified Financing determined by dividing the Note Value by the per share price such shares are issued in the Qualified Financing, rounded to the nearest whole share.

(b)                                        Conversion upon Change in Control or Public Transaction. If at any time prior to the Qualified Financing, the Company’s Board of Directors approves a Change in Control or a Public Transaction, then immediately prior to the closing of such transaction, (i) One Hundred Percent (100%) of the outstanding principal balance of, plus (ii) the accrued but unpaid interest on, this Note (collectively, the “CIC / IPO Note Value”) shall automatically convert into that number of fully paid and non-assessable shares of the Company’s Common Stock determined by dividing the CIC / IPO Note Value by $2.15, rounded to the nearest whole share.

(c)                                         In the event a Qualified Financing, Change in Control or Public Transaction has not occurred by December 31, 2016, the Company and the Holder will negotiate in good faith the conversion of this Note into a new round of stock.

EXHIBIT B-2-2

(d)                                        For purposes of this Note, the shares issuable upon conversion hereof are referred to as the “Conversion Shares.”

3.                                      MECHANICS OF CONVERSION. Upon conversion of this Note as provided in Section 2 above, the Company shall promptly issue the Holder a certificate in the Holder’s name for the number of Conversion Shares to which the Holder is entitled by reason of such conversion, rounded to the nearest whole share. Upon issuance of such certificate this Note shall be deemed cancelled and fully paid with no need for surrender hereof.

4.                                      RESERVATION OF CONVERSION SHARES. The Company will at all times reserve and keep available, solely for issuance or delivery upon the conversion of this Note, the Conversion Shares (and the shares of common stock of the Company into which the Conversion Shares may be converted) receivable upon the conversion of this Note, free and clear of all restrictions on sale or transfer and free and clear of all preemptive rights.

5.                                      FULLY PAID STOCK; TAXES. The Company agrees that the securities represented by each and every certificate for Conversion Shares delivered on the conversion of this Note shall, at the time of such delivery, be validly issued and outstanding, fully paid and non- assessable. The Company further covenants and agrees that it will pay, when due and payable, all federal and state stamp, original issue or similar taxes, if any, which are payable in respect of the issuance of this Note and/or any Conversion Shares or certificates therefor.

6.                                      LIMITED TRANSFERABILITY. Neither this Note nor the Conversion Shares have been registered under the Securities Act and may be transferred only pursuant to an effective registration thereunder or an exemption from the registration requirements of the Securities Act of 1933, as amended, and otherwise in compliance with applicable state securities laws. This Note may not be transferred if such transfer would require any registration or qualification under, or cause the loss of exemption from registration or qualification under, the Securities Act or any applicable state securities law with respect to this Note or the Conversion Shares. This Note and any Conversion Shares shall bear an appropriate legend with respect to such restrictions on transfer. This Note is transferable only upon the books that the Company shall cause to be maintained for such purpose. Any assignment or transfer may be made by surrendering this Note to the Company together with an assignment properly executed by the assignor or transferor. Upon such surrender the Company will execute and deliver, in the case of an assignment or transfer in whole, a new note in the name of the assignee or transferee or, in the case of an assignment or transfer in part, a new note in the name of the assignee or transferee named in such instrument of assignment or transfer and a new note in the name of the assignor or transferor covering the portion of this Note not assigned or transferred to the assignee or transferee. The Holder may not assign or transfer this Note to any person or entity (other than an Affiliate) without the consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. This Note and the Conversion Shares are also subject to the restrictions on transfer set forth in Article 3 of the Note Purchase Agreement.

7.                                      REPLACEMENT OF NOTE. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and of indemnity in

EXHIBIT B-2-3

form and amount reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Note, if mutilated, and upon reimbursement of the Company’s reasonable incidental expenses, the Company shall execute and deliver to the Holder a new note of like date, tenor and denomination.

8.                                      HOLDER NOT A STOCKHOLDER. This Note does not confer upon the Holder any right to vote or to consent or to receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the conversion hereof into Conversion Shares.

9.                                      EVENTS OF DEFAULT. Upon the occurrence of any of the following events (each an “Event of Default”), the Company shall be in default hereunder, and the Holder may immediately accelerate payment of the unpaid principal of this Note, together with all accrued and unpaid interest, upon written notice to the Company:

(a)                                        The Company fails to pay the principal of, and interest on, this Note when due, and such payment shall not have been made within five (5) days of the Company’s receipt of the Holder’s written notice to the Company of such failure to pay.

(b)                                        The Company is the debtor in a bankruptcy, receivership, “Chapter 11” or other insolvency proceeding, is generally unable to pay its debts when due, or makes an assignment for the benefit of creditors.

(c)                                         The Company violates in any material respect any other covenant, agreement or condition contained in this Note or in the Note Purchase Agreement or any document executed pursuant thereto, which violation has not been cured within thirty (30) days after its receipt of written notice of any such default.

(d)                                        The Company is liquidated, dissolved or ceases to operate its business.

Upon the occurrence of an Event of Default or an event that, with notice or lapse of time or both, would become an Event of Default, the Company shall immediately give notice thereof to the Holder, specifying the nature of the Event of Default. Upon the occurrence and during the continuance of an Event of Default, the outstanding principal amount hereof shall bear interest at the rate of 12% per annum.

10.                               EXERCISE OF REMEDIES. By acceptance hereof, the Holder acknowledges and agrees that this Note is one of a series of Convertible Subordinated Promissory Notes of similar tenor issued by the Company and that upon the occurrence and during the continuance of any Event of Default, the holders of a Majority in Interest shall have the right to act on behalf of the holders of all such Notes in exercising and enforcing all rights and remedies available to all of such holders under this Note, including, without limitation, foreclosure of any judgment lien on any assets of the Company. By acceptance hereof, the Holder agrees not to independently exercise any such right or remedy without the consent of the holders of a Majority in Interest.

EXHIBIT B-2-4

11.                               SUBORDINATION.

(a)                                        To the extent hereinafter provided, this Note is expressly subordinated in right of payment to the prior payment in full of Senior Indebtedness (as hereinafter defined) of the Company, unless the instrument creating or evidencing any Senior Indebtedness provides that such Senior Indebtedness is pari passu or subordinated in right of payment to this Note. For purposes hereof, “Senior Indebtedness” shall be defined as the principal of (and premium, if any) and interest on and fees and other amounts payable with respect to all debt or obligations of the Company to any regulated financial institution for borrowed money and other credit now existing or hereafter arising.

(b)                                        The Holder, for itself and its successors and assigns, expressly for the benefit of the present and future holders of Senior Indebtedness, by accepting this Note, agrees to and shall be bound by the subordination provisions of this Section.

(c)                                         Notwithstanding anything contained herein to the contrary, so long as any Senior Indebtedness is outstanding, the Holder shall have no right to accelerate this Note or take any other action under such Section until one-hundred and eighty (180) days after the Holder shall have given the Company notice of the occurrence of an Event of Default. No payment on account of the principal of this Note shall be made, and the Holder shall not be entitled to receive any such payment unless and until full payment of all amounts currently due on Senior Indebtedness has been made or duly provided for in money or money’s worth. No payment on account of the principal of this Note shall be made, and the Holder shall not be entitled to receive any such payment, if, at the time of such payment or application or immediately after giving effect thereto: (i) there shall exist under any Senior Indebtedness or any agreement pursuant to which any such Senior Indebtedness is issued, any default or any condition, event or act, which with notice or lapse of time, or both, would constitute a default; or (ii) such payment would itself constitute a default or an event of default under any Senior Indebtedness or any agreement pursuant to which any such Senior Indebtedness is issued, unless and until such default or event of default shall have been cured or waived or cease to exist.

(d)                                        In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to its property, or in the event of any proceedings for voluntary liquidation, dissolution, or other winding up of the Company, whether or not involving insolvency or bankruptcy, the holders of Senior Indebtedness shall be entitled to receive payment in full of all principal, premium, if any, and interest on all Senior Indebtedness (on the basis of the respective amounts of Senior Indebtedness held by such holders) before the Holder is entitled to receive any payment on account of principal of this Note and to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash, property or securities (other than shares of stock of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated to the payment of all Senior Indebtedness which may at the time be outstanding) which may be payable or deliverable in any such proceedings in respect of this Note.

EXHIBIT B-2-5

(e)                                         If, notwithstanding the foregoing, any payment or distribution of assets of the Company, whether in cash, property or securities (other than shares of stock of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated to the payment of all Senior Indebtedness which may at the time be outstanding) shall be received by the Holder contrary to the provisions of this Section before all Senior Indebtedness is paid in full, or provision made for its payment in cash, such payment or distribution shall be held in trust for the benefit of, and shall (upon acceleration of the Senior Indebtedness) be paid over or delivered to, the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all such Senior Indebtedness after giving effect to any concurrent payment or distribution, or provision for payment thereof in cash, to the holders of such Senior Indebtedness.

(f)                                          No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by the noncompliance by the Company with the terms, provisions and covenants of this Note regardless of any knowledge thereof which any such holder may have or otherwise be charged with. Nothing contained in this Section or elsewhere in this Note is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holder, the obligation of the Company, which is absolute and unconditional, to pay to the Holder the principal and accrued interest of this Note in accordance with its terms, or is intended to or shall affect the relative rights of the Holder and the creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Holder from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this Note of the Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

(g)                                        Upon the payment in full of all Senior Indebtedness to the extent such payment in full resulted from the subordination provisions of this Note, the rights of the Holder shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of this Note shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holder would be entitled except for the provisions of this Section, and no payment pursuant to the provisions of this Section to or for the benefit of the holders of Senior Indebtedness by the Holder shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holder, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. The provisions of this Section are solely for the purpose of defining the relative rights of the Holder on the one hand, and the holders of the Senior Indebtedness, on the other.

(h)                                        Notwithstanding the provisions of this Note, the Holder shall not be permitted to receive any payment of the outstanding principal amount of this Note as a result

EXHIBIT B-2-6

of the same becoming due upon the first to occur of a Payoff Event without obtaining the prior written consent of applicable holders of any Senior Indebtedness related to debts or obligations of the Company to regulated financial institutions.

(i)                                           Nothing contained in this Section shall in any way impair, delay or otherwise affect the conversion of this Note into Conversion Shares as provided in Sections 2 and 3 hereof.

12.                               MISCELLANEOUS.

(a)                                        This Note shall be governed by and construed in accordance with the laws of the State of Michigan, without regard to its principles of conflicts of laws. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Michigan and any United States District Court in the State of Michigan for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Note and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Note. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(b)                                        The Company waives presentment for payment, demand, notice of non- payment, notice of protest or protest of this Note, and the Holder diligence in collection or bringing suit, and hereby consents to any and all extensions of time, renewals, waivers or modifications as may be granted by the Holder with respect to payment or any other provisions of this Note.

(c)                                         Acceptance by the Holder of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the Company’s failure to pay the entire amount then due shall be and continue to be a default. Upon the occurrence of any default, neither the failure of the Holder promptly to exercise its right to declare the outstanding principal and accrued unpaid interest hereunder to be immediately due and payable, nor the failure of the Holder to demand strict performance of any other obligation of the Company hereunder, shall constitute a waiver of any such rights, nor a waiver of such rights in connection with any future default on the part of the Company hereunder.

(d)                                        This Note may be amended only with the written consent of the Company and a Majority-in-Interest.

EXHIBIT B-2-7

(e)                                         All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed email, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at 43334 Seven Mile Rd, Suite 1000, Northville, Michigan 48167, Phone: (734) 277-6577; Fax: (734) 864-5765 and to the Purchasers at the address as set forth for each on EXHIBIT A attached hereto or at such other address as the Company or any Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

(f)                                          Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note.

The Company has duly executed this Note as of the date first set forth above.

GEMPHIRE THERAPEUTICS INC.

By:
Name:
Title:

EXHIBIT B-2-8